GENERAL	6 Months Ended
Jun. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 – GENERAL

Vascular Biogenics Ltd. (“VBL” or the “Company”) is a biopharmaceutical company that has historically focused on developing targeted therapies for immune-inflammatory diseases and cancer. VBL’s goal has been to provide differentiated targeted therapeutics to address the underlying cause of diseases where treatment options are limited.

VBL’s sole product candidate, VB-601, is a targeted antibody for immune-inflammatory applications that has shown disease-modifying activity across multiple preclinical models including multiple sclerosis, rheumatoid arthritis, non-alcoholic steatohepatitis (“NASH”) and inflammatory bowel disease. VB-601 was developed using VBL’s monocyte targeting technology (“MTT”) and is designed to specifically inhibit monocyte migration. VBL plans to monetize this asset prior to or concurrent with the Merger rather than pursue further clinical development internally. On June 30, 2023, VBL entered into a non-binding term sheet, as amended, for the proposed sale of the VB-601 Asset. However, as discussed below, there is no guarantee that VBL will be successful in completing the proposed transaction for VB-601 or that it will be able to otherwise monetize this asset.

In May 2023, VBL received an additional €1.4 million ($1.5 million) in grant funding from the EIC under the previously awarded ofra-vec grant.

Proposed Merger with Notable Labs, Inc.

On February 22, 2023, VBL entered into a Merger Agreement (the “Merger Agreement”) with Notable Labs, Inc., a Delaware corporation (“Notable”), and Vibrant Merger Sub, Inc., a Delaware corporation and VBL’s direct, wholly-owned subsidiary, pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Notable will be merged with and into Merger Sub at the effective time (“Effective Time”), with Notable continuing after the merger as the surviving corporation and VBL’s wholly-owned subsidiary (such transaction, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

At the Effective Time, each outstanding share of Notable capital stock will be converted into the right to receive VBL ordinary shares, as set forth in the Merger Agreement. Under the exchange ratio formula in the Merger Agreement, immediately following the Effective Time, the former Notable securityholders are expected to own approximately 76% of VBL ordinary shares outstanding on a fully diluted basis and subject to adjustment and securityholders of VBL as of immediately prior to the Effective Time are expected to own approximately 24% of the VBL ordinary shares outstanding on a fully diluted basis and subject to adjustment. Under certain circumstances further described in the Merger Agreement, the ownership percentages may be adjusted upward or downward based on VBL’s net cash at the closing of the Merger, the terms and net proceeds of Notable’s pre-closing financing, and the capitalization of VBL and Notable. There can be no assurances as to VBL’s level of net cash between the signing of the Merger Agreement and the closing of the Merger.

The Merger Agreement contains a customary “no-shop” provision under which neither VBL nor Notable is permitted to (i) solicit any alternative acquisition proposals, (ii) furnish any non-public information to any person in connection with or in response to any alternative acquisition proposal, (iii) engage in any negotiations or discussions with any person with respect to any alternative acquisition proposal, (iv) approve, endorse or recommend any alternative acquisition proposal, or (v) execute or enter into any agreement relating to any alternative acquisition proposal. The “no-shop” provision is subject to certain exceptions that permit the board of directors of either party to comply with its fiduciary duties, which, under certain circumstances, would enable VBL or Notable to provide information to, and enter into discussions or negotiations with, third parties in response to any alternative acquisition proposals.

The Merger Agreement contains customary representations, warranties and covenants made by Notable and VBL, including representations relating to obtaining the requisite approvals of the securityholders of Notable and VBL, agreements relating to indemnification of directors and officers, and covenants relating to Notable’s and VBL’s conduct of their respective businesses between the date of signing the Merger Agreement and the Effective Time.

The Merger Agreement provides each of VBL and Notable with specified termination rights, and further provides that, upon termination of the Merger Agreement under specified circumstances, the terminating party may be required to pay the other party a termination fee of $2,500,000. In addition, in connection with certain terminations of the Merger Agreement, VBL may be required to pay Notable’s out-of-pocket fees and expenses up to $500,000, or Notable may be required to pay VBL’s out-of-pocket fees and expenses up to $500,000.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors of the combined organization will consist of up to seven directors, with one director designated by VBL. Upon the closing of the transaction, the combined organization will be led by Notable’s chief executive officer and executive management team. In connection with the Merger, VBL will seek to amend its articles of association to: (i) effect an increase of VBL’s registered share capital and/or effect a reverse split of VBL ordinary shares at a ratio to be determined; (ii) change VBL’s name to “Notable Labs, Ltd.”; and (iii) make other such changes as mutually agreeable to VBL and Notable.

VBL’s and Notable’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining the requisite approval of VBL’s shareholders, obtaining the requisite approval of Notable’s stockholders, proceeds of Notable’s pre-closing financing, net of certain specified expenses, not being less than $5,000,000 and VBL’s net cash not being less than $15,000,000.

In connection with the execution of the Merger Agreement, VBL and Notable entered into shareholder support agreements with VBL’s current directors and executive officers who currently collectively beneficially own or control an aggregate of approximately 2.5% of the outstanding VBL ordinary shares. These shareholder support agreements provide that, among other things, each of the shareholders has agreed to vote or cause to be voted all of its VBL ordinary shares beneficially owned by such shareholder in favor of the issuance of VBL ordinary shares in the Merger at the VBL shareholder meeting to be held in connection with the Merger.

Although VBL has entered into the Merger Agreement and intends to consummate the proposed Merger, there is no assurance that VBL will be able to successfully consummate the proposed Merger on a timely basis, or at all. If, for any reason, the proposed Merger is not completed, VBL will reconsider its strategic alternatives and could pursue other courses of action.

Asset Sale- Modi’in Facility

On February 15, 2023, VBL entered into a purchase agreement providing for the sale of VBL’s rights to the Modi’in manufacturing facility, along with certain tangible assets and equipment located therein for $7.1 million. In addition, VBL accrued a liability for a potential payment to the Israeli Innovation Authority (“IIA”) as a result of the sale, which was recorded against the capital gain. VBL intends to use the proceeds from the asset sale to meet the $15.0 million minimum net cash closing condition provided in the Merger Agreement and are disposing of such rights in contemplation of the Merger (although completion of such asset sale is not a condition to the Merger). There can be no guarantee that VBL will have sufficient funds to satisfy the minimum net cash closing required pursuant to the Merger Agreement. VBL completed the asset sale on March 9, 2023 and retained the right to use a portion of the space for a nominal fee until August 31, 2023, with a potential extension of an additional month. During the six months ended June 30, 2023, we recorded a gain on sale (net of fees paid to the IIA) resulting from the facility sale and other fixed asset sales of approximately $0.4 million.

Proposed Sale of VB-601 Asset

On June 30, 2023, VBL entered into a non-binding term sheet with Wellbeing Group Ltd. (“Wellbeing”) (as amended on July 25, 2023, the “VB-601 Offer”) for the proposed sale of the VB-601 Asset to Wellbeing, or one of its assignees, for total consideration of up to $5 million plus royalties (the “VB-601 Asset Sale”). The VB-601 Offer consists of a $250,000 upfront cash payment to be paid upon closing, up to a total of $4.75 million in clinical and commercial milestones, and a low to mid single digit percentage tiered royalty on annual net sales above $50 million. The VB-601 Offer includes a 90-day exclusivity period and other reasonable and customary closing conditions for a transaction of this type and nature. Wellbeing intends to form a new company and recruit Prof. Harats, Dr. Feige, and Mr. Backenroth (“Interested Parties”) as investors and partners to manage the company and develop VB-601 due to their historical knowledge of the program. Due to the involvement of the Interested Parties in the entity that will be moving forward with and developing the VB-601 Asset, the transaction is considered a related party transaction, and requires audit committee and board of directors approval and execution of definitive documentation. VBL’s board of directors also resolved that the closing of the VB-601 Asset Sale would be subject to the separate approval of the VBL shareholders at the VBL special meeting. The Interested Parties recused themselves from negotiations between VBL and Wellbeing regarding the VB-601 Offer. The VB-601 Asset Sale would be expected to close immediately prior to or concurrent with the Merger, however, it is not a condition to the closing of the Merger.

Nasdaq Listing

In August 2022, VBL received a deficiency letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”), notifying VBL that the Company’s listed securities did not maintain the minimum bid price requirement of $1.00 per ordinary share for continued listing on the Nasdaq Global Market for a period of 30 consecutive business days as required under Nasdaq Listing Rule 5450(a)(1). The Nasdaq deficiency letter does not result in the immediate delisting of VBL’s ordinary shares, and the Company’s ordinary shares will continue to trade uninterrupted under the symbol “VBLT.” Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), VBL had a compliance period of 180 calendar days, or until February 27, 2023, to regain compliance with Nasdaq’s minimum bid price requirement. If at any time during the compliance period, the Company’s ordinary shares had a closing bid price of at least $1.00 for 10 consecutive business days, Nasdaq would have provided the Company with a written confirmation of compliance and the matter would have closed. The Company did not regain compliance by February 27, 2023, requested the transfer of its listing to the Nasdaq Capital Market and received an additional 180 day period to regain compliance, or until August 28, 2023. Further, under Nasdaq Listing Rules 5810(c)(1) and 5810(c)(3)(A)(iii), if VBL’s trading price falls below $0.10 for ten consecutive trading days, the Company will receive a Staff Delisting Determination providing for automatic suspension and delisting. Upon a Staff Delisting Determination, VBL can appeal in writing to be granted an exception to remain listed for up to an additional 180 day period to regain compliance if the Hearings Panel believes the Company will be able to regain compliance with the $1.00 minimum bid price requirement within that timeframe. If the Company does not regain compliance with the bid price requirement by the end of the second compliance period, if its trading price falls below $0.10 for ten consecutive trading days, or if it is not granted an additional extension by the Hearings Panel after the second compliance period ends on August 28, 2023, VBL’s ordinary shares would be subject to delisting.

As of June 30, 2023, VBL wrote-off all remaining fixed assets and related accumulated depreciation and recorded an impairment loss of $0.3 million on the fixed assets.

Since inception, VBL has incurred significant losses, and it expects to continue to incur significant expenses and losses for at least the next several years. As of June 30, 2023, VBL had an accumulated deficit of $297.9 million and cash and cash equivalents of approximately $24.3 million. Based on its current cash resources, and successful implementation of its reduction in workforce, VBL believes its current cash will be sufficient to fund estimated operating expenses and capital expenditure requirements for at least 12 months from the date of the filing of these financial statements. VBL is undertaking a review of its strategic options and any transactions resulting from such review may impact this projection. Further, its losses may fluctuate significantly from quarter to quarter and year to year, depending on the timing of its potential future clinical trials, the receipt of payments under any future collaboration agreements it may enter into, its expenditures on other research and development activities, as well as any strategic options it may pursue. VBL may seek to raise more capital to pursue additional activities, including through a combination of private and public equity offerings, debt, government grants, strategic collaborations and licensing arrangements. Additional financing may not be available when VBL needs it or may not be available on terms that are favorable to VBL.

If VBL is unable to raise additional funds through equity or debt financings or through strategic alliances when needed or conclude any strategic transaction for its assets to maximize shareholder value, it may be required to delay, limit, reduce or terminate its product development efforts or cease operations altogether. Failure to obtain additional financing will have a material, adverse impact on the Company’s business operations and there can be no assurance that VBL will be able to obtain the needed financing to achieve its goals on acceptable terms or at all.